UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 28, 2020

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 28, 2020, the Board of Directors (the “Board”) and the Compensation Committee of the Board of Digital Media Solutions, Inc. (“DMS”) granted restricted share units (“RSU”) to each director and certain DMS employees including the principal executive officer (“PEO”), the principal financial officer (“PFO”) and other “named executive officers” (as such term is defined in Item 402 of Regulation S-K) (“NEOs”).
With respect to DMS employees, 33.3% of the RSUs shall vest on July 16, 2021; 33.3% of the RSUs shall vest on July 16, 2022; and 33.4% of the RSUs shall vest on July 16, 2023, provided that the participant remains in continuous employment with DMS through the applicable vesting date. With respect to the Board, the RSUs will vest on the date of DMS’ 2021 annual meeting of stockholders, provided that the participant remains in continuous service with DMS through the vesting date.
The Board also granted non-qualified stock options (the “Options”) to certain DMS employees including the PEO, PFO and other NEOs, at an exercise price equal to $7.31, which was the fair market value on the date of grant. The Options will vest as follows: 33.3% of the shares subject to the Options shall vest on July 16, 2021; 33.3% of the share subject to the Options shall vest on July 16, 2022; and 33.4% of the shares subject to the Options shall vest on July 16, 2023, provided that the participant remains in continuous employment with DMS through the applicable vesting date. Participants may exercise all or any vested portion of the Options at any time prior to the 10th anniversary of the grant date.
Both the RSUs and Options have been issued under the 2020 Omnibus Incentive Plan (the “Omnibus Plan”) and are subject to the terms and conditions of the Omnibus Plan.
The form of RSU award agreement for employees, the form of RSU award agreement for the Board, and the form of Option award agreement (collectively, the “Grant Agreements”), pursuant to which the respective RSUs and Options have been granted, are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively. The Omnibus Plan has been filed as Exhibit 10.9 to Amendment No. 1 to DMS’ Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 20, 2020. The Grant Agreements and the Omnibus Plan are hereby incorporated by reference into this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description

10.1*	Form of Restricted Share Unit Award Agreement (Employee)
10.2*	Form of Restricted Share Unit Award Agreement (Director)
10.3*	Form of Non-Qualified Stock Option Award Agreement
10.4	2020 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to the Current Report on Form 8-K filed with the SEC on July 20, 2020).
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).
*    Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2020

Digital Media Solutions, Inc.

/s/ Randall Koubek
Name:	Randall Koubek
Title:	Chief Financial Officer